ARTIO GLOBAL FUNDS
Supplement dated September 16, 2011 to the
Prospectus dated March 1, 2011
International Equity Fund
This supplement provides new and additional information for the International Equity Fund beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.
In the sections entitled “Purchase and Redemption of Shares” beginning on page 13 and “Purchasing Your Shares,” beginning on page 170, the following language is added after the fourth bullet:
•	investors purchasing Fund shares through broker-dealer sponsored fee-based discretionary model portfolio programs and bank/wealth management model portfolio programs, provided that the sponsoring firm has received prior approval from the Fund and has continuously held Fund shares since before the closing of the Fund and those shares are made available to that program pursuant to an agreement with the Fund’s Distributor and/or the Fund’s Transfer Agent.
The Fund’s ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.